Exhibit 10.1

AMENDMENT NO. 20 TO CREDIT AGREEMENT

This AMENDMENT NO. 20 TO CREDIT AGREEMENT (this “Amendment”) is dated as of August 12, 2010 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation (“ITG”), the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself and as Agent (“Agent”), and the other Lenders signatory hereto.  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to an amendment to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1              Amendments to Credit Agreement.

1.1         Section 5.4 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (p) thereof, (ii) deleting the “.” at the end of clause (q) thereof and replacing it with “; and” and (iii) inserting the following new clause (r) immediately at the end thereof:

“(r)        the ITG – Phong Phu JV Loan; provided that (i) ITG shall have obtained a valid Lien on substantially all of the assets of ITG – Phong Phu Limited Company pursuant to an Assets Mortgage Agreement and Priority Agreement substantially in the form attached hereto as Exhibit 5.4(r), which Lien (x) shall be junior in priority only to the Lien held by Techcombank on such assets and (y) shall secure ITG – Phong Phu Limited Company’s obligations to ITG under the ITG – Phong Phu JV Loan, (ii) at the time any amount is funded by ITG as part of such loan, no Default or Event of Default has occurred and is continuing, (iii) the entire principal amount of such loan shall have been funded by ITG no later than September 30, 2010 and (iv) to the extent such loan is evidenced by a promissory note or other negotiable instrument, such promissory note or other negotiable instrument shall be in form and substance satisfactory to the Agent and delivered to the Agent in original copy together with instruments of transfer executed in blank.”

1.2         Section 5.5(h) of the Credit Agreement is hereby amended by (i) deleting the “and (iii)” contained therein and replacing it with “, (iii)” and (iii) inserting the following immediately prior to the “;” at the end thereof:

“and (iv) the WLR Phong Phu JV Loan”

1.3         Section 11.1 of the Credit Agreement is hereby amended by amending and restating the definition of “18% Senior Note Documents” in its entirety as follows:

“‘18% Senior Note Documents’ means (i) the Senior Subordinated Note Purchase Agreement, dated as of June 6, 2007 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the Noteholder Subordination Agreement, the “Senior Note Purchase Agreement”) among ITG and the purchasers from time to time party thereto (the “Senior Note Purchasers”), (ii) the $80,000,000 aggregate principal amount of 18.00% Senior Subordinated Notes due 2011 issued to the Senior Note Purchasers on June 6, 2007 (such notes, the “Initial Notes”), any “PIK Notes” (as defined in the Initial Notes) and any such notes issued in substitution for the Initial Notes pursuant to Section 14 of the Senior Note Purchase Agreement, (iii) the WLR Phong Phu JV Loan and (iv) the Amended and Restated Pledge Agreement dated as of April 15, 2008 made by ITG in favor of the Senior Note Purchasers.”

1.4         Section 11.1 of the Credit Agreement is hereby amended by inserting the following defined term in proper alphabetical order thereto:

“‘ITG – Phong Phu JV Loan’ means a loan by ITG in an aggregate principal amount not to exceed $15,000,000 which is made to ITG – Phong Phu Limited Company from the proceeds of the WLR Phong Phu JV Loan, pursuant to a loan agreement substantially in the form attached hereto as Exhibit 11.1(g).”

“‘WLR Phong Phu JV Loan’ means that certain Subordinated Indebtedness issued pursuant to the Senior Note Purchase Agreement, the proceeds of which shall be used solely to fund the ITG – Phong Phu JV Loan.”

1.5        The definition of “Subordinated Indebtedness” set forth in Section 11.1 of the Credit Agreement is hereby amended by inserting the following parenthetical immediately after the word “unsecured” found therein:

“(other than with respect to the 18% Senior Note Subordinated Indebtedness which may be secured to the extent otherwise permitted hereby)”

1.6        The Credit Agreement is hereby amended by deleting each occurrence of the words “ITG – Phoung Phu Joint Venture Company”  and

“ITG – Phong Phu Joint Venture Company” and, in each case, inserting in lieu thereof the words “ITG – Phong Phu Limited Company”.

1.7        The Credit Agreement is hereby amended by inserting Exhibit 5.4(r) and Exhibit 11.1(g) attached hereto as Annex A and Annex B, respectively, as new Exhibits thereto.

2              Representations and Warranties.  In order to induce Agent and the Lenders to enter into this Amendment, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a)         the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate and partnership action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b)         upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby.

3              Conditions to Effectiveness.  This Amendment shall be effective on the date when this Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party party hereto, Agent and the Required Lenders.

4              Miscellaneous.

4.1         Effect; Ratification.

(a)         Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, each Credit Party reaffirms its guaranty of the Obligations and the Liens securing those guaranties.

(b)        The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)         Each Credit Party acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent and the Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

4.2        Counterparts and Signatures by Fax.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.  Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

4.3        Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

4.4        Loan Document.  This Amendment shall constitute a Loan Document.

4.5        GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

INTERNATIONAL TEXTILE GROUP, INC.
BURLINGTON INDUSTRIES LLC
CONE JACQUARDS LLC
CONE DENIM LLC
CARLISLE FINISHING LLC
SAFETY COMPONENTS FABRIC
TECHNOLOGIES, INC.

By: /s/ Craig J. Hart
Name:  Craig J. Hart
Title:    Vice President

NARRICOT INDUSTRIES LLC

By: International Textile Group, Inc., its sole member

By: /s/ Craig J. Hart
Name: Craig J. Hart
Title:   Vice President

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.
BURLINGTON INDUSTRIES V, LLC
CONE ADMINISTRATIVE AND SALES LLC
CONE INTERNATIONAL HOLDINGS II, INC.
INTERNATIONAL TEXTILE GROUP
ACQUISITION GROUP LLC
BURLINGTON WORLDWIDE INC.
CONE DENIM WHITE OAK LLC
CONE INTERNATIONAL HOLDINGS, INC.
CONE ACQUISITION LLC
WLR CONE MILLS IP, INC.

By: /s/ Craig J. Hart__________________
Name: Craig J. Hart
Title:   Vice President
VALENTEC WELLS, LLC

By: International Textile Group, Inc.,
its sole member

By: /s/ Craig J. Hart__________________
Name: Craig J. Hart
Title:   Vice President

AGENT AND LENDERS: GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender By: /s/ James DeSantis Title: Its Duly Authorized Signatory

UBS LOAN FINANCE LLC, as a Lender By: /s/Irja R. Otsa Name: Irja R. Otsa Title: Associate Director By: /s/Mary E. Evans Name: Mary E. Evans Title: Associate Director

BANK OF AMERICA, N.A., as a Lender By: /s/ John Yankauskas Name: John Yankauskas Title: Sr. Vice President

ANNEX A

Exhibit 5.4(r)
Form of Assets Mortgage Agreement and Priority Agreement

[see attached]

ANNEX B

Exhibit 11.1(g)
Form of ITG – Phong Phu JV Loan

[see attached]